Exhibit (11) under N-1A
                                   Exhibit 23 under Item 601/Reg SK


               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS



We consent to the reference to our firm under the caption "Independent Auditors" and to the use of our report dated December 19, 1995 on the statement of assets and liabilities in Pre-Effective Amendment Number 1 to the Registration Statement (Form N-1A No. 33-63621) and the related Prospectus of FTI Global Bond Fund (a Portfolio of FTI Funds).



By:ERNST & YOUNG LLP
   Ernst & Young LLP

Pittsburgh, Pennsylvania